Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Tofutti Brands Inc. (the "Company") on Form 10-QSB for the period ending June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Mintz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/David Mintz*
---------------
David Mintz
Chief Executive Officer
August 18, 2003


* The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.